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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 6, 2005

                                 METLIFE, INC.
               (Exact name of registrant as specified in charter)

           DELAWARE                         1-15787                       13-4075851
(State or other jurisdiction of    (Commission file number)              (IRS Employer
        incorporation)                                                Identification No.)

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
     200 PARK AVENUE, NEW YORK, NEW YORK                         10166-0188
   (Address of principal executive offices)                      (Zip Code)

                                 (212) 578-2211
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                      N/A
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))
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ITEM 7.01.  REGULATION FD DISCLOSURE

     In connection with investor presentations with respect to securities offerings, MetLife, Inc., a Delaware corporation ("MetLife"), today reaffirmed the earnings guidance originally disclosed on May 3, 2005 for full year 2005 operating earnings of between $3.90 and $4.05 per diluted share and the preliminary guidance for full year 2006 operating earnings of between $4.25 and $4.50 per diluted share.

     Operating earnings is a non-GAAP measure and is defined as GAAP net income excluding net investment gains and losses, net of income taxes, adjustments related to net investment gains and losses, net of income taxes, the impact from the cumulative effect of a change in accounting, net of income taxes, and discontinued operations, net of income taxes. Scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings per diluted share is calculated by dividing operating earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. MetLife is reaffirming guidance on its future earnings per diluted share on an operating, non-GAAP basis. A reconciliation of this measure to the most directly comparable GAAP measure is not accessible on a forward-looking basis because MetLife believes it is not possible to provide a reliable forecast of net investment gains and losses, which can fluctuate significantly from period to period and may have a significant impact on GAAP net income. Operating earnings and operating earnings per diluted share should not be viewed as substitutes for GAAP net income and GAAP net income per diluted share.

ITEM 8.01.  OTHER EVENTS

     On June 6, 2005, MetLife entered into (i) an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference), and (ii) a pricing agreement relating to 24,000,000 shares of its Floating Rate Non-Cumulative Preferred Stock, Series A (the "series A preferred shares") (attached hereto as Exhibit 1.2 and incorporated herein by reference), each among MetLife, Banc of America Securities LLC, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters (the "Underwriters"), pursuant to which the Underwriters agreed to purchase the series A preferred shares from MetLife.

     The series A preferred shares are being offered and sold pursuant to the shelf registration statement on Form S-3 (File Nos. 333-124358, 333-124358-01 and 333-124358-02 under the Securities Act) filed with the U.S. Securities and Exchange Commission (the "Commission") on April 27, 2005, and a prospectus supplement dated June 6, 2005 and accompanying prospectus dated April 27, 2005 (the "Prospectus Supplement"). The terms of the series A preferred shares are set forth in the Prospectus Supplement (previously filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act).

     On June 1, 2005, MetLife issued a press release announcing the offering of non-cumulative perpetual preferred stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     On June 10, 2005, MetLife issued a press release announcing the offering of common equity units. A copy of the press release is attached hereto as Exhibit
99.2 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

    1.1 Underwriting Agreement dated June 6, 2005 among MetLife, Inc. and the Underwriters.

    1.2 Pricing Agreement dated June 6, 2005 among MetLife, Inc. and the Underwriters, relating to the series A preferred shares.

    99.1 Press release of MetLife, Inc. dated June 1, 2005 announcing the offering of non-cumulative perpetual preferred stock.

    99.2 Press release of MetLife, Inc. dated June 10, 2005 announcing the offering of common equity units.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MetLife, Inc.

                                          By: /s/ Gwenn L. Carr
                                            ------------------------------------
                                            Name: Gwenn L. Carr
                                            Title: Senior Vice-President and
                                              Secretary

Date: June 10, 2005

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                                 EXHIBIT INDEX


1.1   Underwriting Agreement dated June 6, 2005 among MetLife,
      Inc. and the Underwriters.
1.2 Pricing Agreement dated June 6, 2005 among MetLife, Inc. and the Underwriters, relating to the series A preferred shares.
99.1 Press release of MetLife, Inc. dated June 1, 2005 announcing the offering of non-cumulative perpetual preferred stock.
99.2 Press release of MetLife, Inc. dated June 10, 2005 announcing the offering of common equity units.

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